EXHIBIT 24.1

POWER OF ATTORNEY

James S. Tisch hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ James S. Tisch	Chairman of the Board	February 14, 2014
James S. Tisch

POWER OF ATTORNEY

Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Lawrence R. Dickerson	Director, President and	February 14, 2014
Lawrence R. Dickerson	Chief Executive Officer

POWER OF ATTORNEY

Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorney-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Gary T. Krenek	Senior Vice President and	February 14, 2014
Gary T. Krenek	Chief Financial Officer

POWER OF ATTORNEY

Beth G. Gordon hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as her attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Beth G. Gordon	Controller	February 14, 2014
Beth G. Gordon

POWER OF ATTORNEY

John R. Bolton hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ John R. Bolton	Director	February 14, 2014
John R. Bolton

POWER OF ATTORNEY

Charles L. Fabrikant hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Charles L. Fabrikant	Director	February 14, 2014
Charles L. Fabrikant

POWER OF ATTORNEY

Paul G. Gaffney II hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Paul G. Gaffney II	Director	February 14, 2014
Paul G. Gaffney II

POWER OF ATTORNEY

Edward Grebow hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Edward Grebow	Director	February 14, 2014
Edward Grebow

POWER OF ATTORNEY

Herbert C. Hofmann hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Herbert C. Hofmann	Director	February 14, 2014
Herbert C. Hofmann

POWER OF ATTORNEY

Clifford M. Sobel hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Clifford M. Sobel	Director	February 14, 2014
Clifford M. Sobel

POWER OF ATTORNEY

Andrew H. Tisch hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Andrew H. Tisch	Director	February 14, 2014
Andrew H. Tisch

POWER OF ATTORNEY

Raymond S. Troubh hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Raymond S. Troubh	Director	February 14, 2014
Raymond S. Troubh